Exhibit 99.2

Crescent Real Estate Equities
Company

First Quarter 2004

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Executive Officers	5
Financial Highlights
Key Financial Data	7
Balance Sheets	9
Statements of Operations	10
Funds From Operations	11
Earnings Guidance	12
Sector Contribution	13
Consolidated Debt Schedule	14
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	15
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	16
Investment in Unconsolidated Companies	17
Portfolio Data
Office:
Office Portfolio Breakdown	21
Office Property Table	22
Unconsolidated Office Joint Venture Properties	25
Office Leasing Statistics	26
Office Same-Store Analysis	27
Office Capital Expenditures	28
Top 25 Office Customers	29
Office Customer Industry Diversification	30
Office Lease Expirations	31
Acquisitions, Development and Dispositions	39
Resort/Hotel:
Resort/Hotel Property Table	41
Same-Store Analysis	42
Residential Development:
Residential Development Property Table	44
Residential Development Statistics	45
Residential Development Net Present Valuation	46
Residential Development Performance	47
Residential Development Segment Net Equity Book Value by Project	48
Temperature-Controlled Logistics:
Temperature-Controlled Property Table and Operating Data	50
Contact Information
Equity Research Coverage/IR Contacts	52

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

About the Company

Celebrating its tenth year, Crescent Real Estate Equities Company (NYSE: CEI) is one of the largest publicly held real estate investment trusts in the nation. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of more than 75 premier office buildings totaling more than 30 million square feet primarily located in the Southwestern United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments. For more information, visit the company’s website at www.crescent.com.

Vision

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

Mission

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

Summary
As of March 31, 2004

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties	77
Total Office Square Feet	30.7 million
Geographic Diversity	7 states and 28 sub-markets
Number of Employees	727
Common Shares and Units Outstanding (share equivalent)	117.0 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($17.97 share price at 03/31/04)	8.3%
Total Market Capitalization Including Debt	$5.3 billion
Insider Ownership	18.3%

Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on May 6, 2004, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Trust Managers

Richard E. Rainwater
Chairman of the Board

John C. Goff
Vice Chairman of the Board and
Chief Executive Officer

Dennis H. Alberts
President and Chief Operating Officer

Anthony M. Frank
Chairman, Belvedere Capital Partners

William F. Quinn
President, AMR Investments Services, Inc.

Paul E. Rowsey, III
President, Eiger, Inc.

Robert W. Stallings
Chairman and President, Stallings Capital Group, Inc.

Terry N. Worrell
President, Worrell Investments

Key Management

John C. Goff, Chief Executive Officer

Dennis H. Alberts, President and Chief Operating Officer

Kenneth S. Moczulski, President of Investments and Chief Investment Officer

Jerry R. Crenshaw, Jr, Executive Vice President and Chief Financial Officer

David M. Dean, Executive Vice President, Law and Administration and Secretary

Jane E. Mody, Executive Vice President, Capital Markets

Jane B. Page, Executive Vice President, Asset Management and Leasing, Houston Region

Thomas G. Miller, Senior Vice President, Investments

Suzanne K. Stevens, Senior Vice President and Controller

John L. Zogg, Jr, Senior Vice President, Asset Management and Leasing, Dallas Region

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	3/31/2004		12/31/2003	9/30/2003	6/30/2003	3/31/2003
Shares and Units:
Common Shares Outstanding	99,305,113		99,274,305	99,171,375	99,169,292	99,167,508
Units Outstanding (a)	17,728,622		17,746,694	17,746,694	17,748,804	17,750,088

Combined Shares and Units	117,033,735		117,020,999	116,918,069	116,918,096	116,917,596

Weighted Average for Quarter — Basic (EPS) (b)	98,992,934		98,884,105	99,172,210	99,170,151	99,217,542
Weighted Average for Quarter — Diluted (EPS) (b)	98,992,934		98,959,088	99,172,210	99,170,151	99,217,542
Weighted Average for Quarter — Diluted (FFO)	117,279,520		116,705,782	116,928,525	116,931,793	116,974,303
Share Price & Dividends
At the End of the Period	$17.97		$17.13	$14.50	$16.61	$14.38
High during Quarter	$18.75		$17.51	$17.20	$17.38	$16.87
Low during Quarter	$17.31		$14.82	$14.26	$14.18	$13.75
Dividends Declared during Quarter	$0.375		$0.375	$0.375	$0.375	$0.375
Capitalization
Market Value of Common Equity	$2,103,096		$2,004,570	$1,695,312	$1,942,010	$1,681,275
Preferred Equity (c)	410,400		335,400	335,400	335,400	335,400
Total Consolidated Debt (d)	2,770,593		2,558,699	2,576,469	2,464,751	2,444,293

Total Capitalization	$5,284,089		$4,898,669	$4,607,181	$4,742,161	$4,460,968

Total Consolidated Debt/Total Capitalization (d)	52%		52%	56%	52%	55%
Selected Balance Sheet Data (e)
Net Investment in Real Estate (f)	$3,354,447		$3,157,562	$3,143,561	$3,067,684	$3,091,832
Total Assets (d)	4,479,051		4,313,369	4,297,929	4,208,220	4,223,614
Total Liabilities	3,096,667		2,935,736	2,927,733	2,799,994	2,764,219
Total Unconsolidated Debt	488,719		394,382	560,116	564,143	563,258
Total Minority Interest	145,089		155,829	146,875	154,092	161,337
Total Shareholders’ Equity	1,237,295		1,221,804	1,223,321	1,254,134	1,298,058
Selected Operating Data (f)
Total Property Revenues	$232,534		$258,894	$212,768	$233,163	$228,157
Net Straight-Line revenue / (expense) adjustment	2,817		359	1,198	(398)	813
Lease Termination Fees	1,300		1,500	4,900	900	2,000
Consolidated Capitalized Interest on Residential Development (g)	3,829		4,337	5,599	4,058	4,239
Scheduled Principal Payments on Consolidated Debt	4,326		3,904	3,743	3,669	3,248
Office Property FFO (h)	67,972		68,668	73,528	69,660	71,935
Office Property Operating Margin (i)	52%		54%	53%	51%	52%
General & Administrative Expense	6,917		13,777	7,598	5,834	6,090
G&A as a Percentage of Total Property Revenues	3.0%		5.3%	3.6%	2.5%	2.7%
Office Bad Debt as Percentage of Office Property Revenue	0.1%		(0.3)%	(0.2)%	0.3%	0.1%
Interest Coverage Ratio (j)	2.40		2.41	2.14	2.20	2.27
Net (Loss) Income Available to Common Shareholders
Shareholders Net (loss) Income from Continuing Operations	$(18,597)		$28,410	$(3,305)	$(6,053)	$(19,330)
Basic — Per Share	$(0.19)		$0.29	$(0.03)	$(0.06)	$(0.19)
Diluted — Per Share	$(0.19)		$0.29	$(0.03)	$(0.06)	$(0.19)
Funds from Operations Before Impairment Charges Related to Real Estate Assets — Diluted (“FFO”) (h) (k)
FFO	$27,539		$91,235	$43,463	$36,441	$41,417
FFO per Weighted Average Share	$0.23		$0.78	$0.37	$0.31	$0.35
FFO Payout Ratio	163.0%		48.1%	101.4%	121.0%	107.1%
Portfolio Statistics (l)
Office Properties Owned and Managed	77		72	74	73	73
Total Office Square Footage	30,657,209		29,991,073	29,681,522	29,465,407	29,465,407
Economic Office Occupancy at End of Quarter (m)	86.4	%(n)	84.0%	84.4%	85.1%	85.7%
Leased Office Occupancy at End of Quarter	88.0	%(n)	86.4%	86.2%	86.9%	87.0%
Resort/Hotel Properties	9		9	10	10	10
Number of Resort/Hotel Rooms	2,807		2,807	3,077	3,077	3,077
Number of active and planned Residential Development Projects (o)	26		23	23	23	22

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Key Financial Data
(dollars in thousands)
(continued)

(a)	Represents actual units outstanding x 2 because each unit is exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Net of issuance costs, preferred equity is $401,089.

(d)	Includes $159,037 of debt related to the defeased LaSalle Note II, and the Company’s assets include $177,552 in U.S. Treasury and government sponsored agency securities that are used as collateral for this loan. The cash flow (principal maturities and interest) from the securities match the debt service payments on the note. Excluding the defeased debt, the total consolidated debt to total capitalization ratio would be 51%.

(e)	Segment information is as follows:

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment (1)	Segment	Other		Total
Total Assets by Segment (2):
Balance at March 31, 2004	2,662,758	494,393	757,382	212,392	352,126	(3)	4,479,051
Balance at December 31, 2003	2,501,656	468,273	707,485	300,396	335,559		4,313,369
Consolidated Property Level Financing:
Balance at March 31, 2004	(1,513,428)	(132,673)	(96,455)	—	(1,028,037	) (4)	(2,770,593)
Balance at December 31, 2003	(1,459,014)	(137,875)	(87,945)	—	(873,865	) (4)	(2,558,699)
Consolidated Other Liabilities:
Balance at March 31, 2004	(76,154)	(43,891)	(143,251)	—	(62,778)		(326,074)
Balance at December 31, 2003	(118,677)	(27,129)	(108,799)	—	(122,432)		(377,037)
Minority Interests:
Balance at March 31, 2004	(8,869)	(6,530)	(29,678)	—	(100,012)		(145,089)
Balance at December 31, 2003	(8,790)	(7,028)	(31,305)	—	(108,706)		(155,829)

(1)	Refer to page 48 for additional information regarding Residential Development Segment information.

(2)	Total assets by segment is inclusive of investments in unconsolidated companies.

(3)	Includes non-income producing land held for investment or development of $80,755 and U.S. Treasury and government sponsored agency securities of $177,552.

(4)	Inclusive of Corporate bonds, credit facility, the Fleet $75 million term loan, and Funding II defeasance.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations.

(g)	Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(h)	Funds from operations before impairment charges related to real estate assets - diluted, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is calculated on a diluted basis, which includes the effect of operating partnership unitholder minority interest. To calculate basic FFO per share, the Company excludes Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO before and after such impairments to GAAP net income is included on page 11 of this Supplemental Operating and Financial Data. FFO should not be considered an alternative to net income.

(i)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(j)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

-	Loss / (Gain) on joint ventures of properties, net

-	Loss on property sales, net

-	Impairments/Extinguishment of Debt

-	Interest expense

-	Amortization of deferred financing costs

-	Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of net interest expense. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $3,137 related to the defeasance of the LaSalle Note II in the first quarter. Trailing four quarters’ interest income includes $688 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note II. Excluding these two items, the interest coverage ratio would be 2.42.

(k)	Impairment charge for Q1 2004 is $2,351.

(l)	Beginning in the first quarter of 2004, the Company implemented two changes in office segment statistical reporting methods. First, to more appropriately reflect occupancy trends in continuing operations, the Company now excludes properties held for sale from occupancy and same-store statistics as noted. In addition, the Company’s same-store statistics now include 100% of operations for all consolidated and unconsolidated joint-venture properties, rather than its prorata share of join-venture properties as in previous disclosures.

(m)	Economic occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.

(n)	Excludes 1,389,774 square feet of Properties Held for Sale. (See Office Property Table starting on page 22.)

(o)	Quarters prior to March 31, 2004 include active projects only.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Balance Sheets
(dollars in thousands)

	March 31,	December 31,
	2004	2003
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$256,011	$235,608
Land improvements, net of accumulated depreciation of $20,177 and $19,256 at March 31, 2004 and December 31, 2003, respectively	108,842	105,232
Building and improvements, net of accumulated depreciation of $620,750 and $596,535 at March 31, 2004 and December 31, 2003, respectively	2,377,770	2,187,368
Furniture, fixtures and equipment, net of accumulated depreciation of $48,097 and $44,074 at March 31, 2004 and December 31, 2003, respectively	50,375	51,160
Land held for investment or development	465,502	450,279
Properties held for disposition, net	95,947	127,915

Net investment in real estate	$3,354,447	$3,157,562
Cash and cash equivalents	$64,494	$78,052
Restricted cash and cash equivalents	69,495	217,329
Defeasance investments	177,552	9,620
Accounts receivable, net	48,974	40,480
Deferred rent receivable	66,053	62,184
Investments in unconsolidated companies	358,106	443,974
Notes receivable, net	74,242	78,453
Income tax asset-current and deferred	21,324	17,506
Other assets, net	244,364	208,209

Total assets	$4,479,051	$4,313,369

LIABILITIES:
Borrowings under Credit Facility	$169,000	$239,000
Notes payable	2,601,593	2,319,699
Accounts payable, accrued expenses and other liabilities	326,074	369,042
Current income tax payable	—	7,995

Total liabilities	$3,096,667	$2,935,736

COMMITMENTS AND CONTINGENCIES:
MINORITY INTERESTS:
Operating partnership, 8,864,311 and 8,873,347 units, at March 31, 2004 and December 31, 2003, respectively	$100,173	$108,706
Consolidated real estate partnerships	44,916	47,123

Total minority interests	$145,089	$155,829

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 and 10,800,000 shares issued and outstanding at March 31, 2004 and December 31, 2003, respectively	$319,166	$248,160
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at March 31, 2004 and December 31, 2003	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,426,976 and 124,396,168 shares issued and outstanding at March 31, 2004 and December 31, 2003, respectively	1,237	1,237
Additional paid-in capital	2,245,795	2,245,683
Deferred compensation on restricted shares	(3,776)	(4,102)
Accumulated deficit	(932,979)	(877,120)
Accumulated other comprehensive income	(13,923)	(13,829)

	$1,697,443	$1,681,952
Less — shares held in treasury, at cost, 25,121,863 common shares at March 31, 2004 and December 31, 2003	(460,148)	(460,148)

Total shareholders’ equity	$1,237,295	$1,221,804

Total liabilities and shareholders’ equity	$4,479,051	$4,313,369

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Statements of Operations
(dollars in thousands, except share data)

	For the three months
	ended March 31,
	2004	2003
	(unaudited)
REVENUE:
Office Property	$123,450	$120,715
Resort/Hotel Property	61,396	63,721
Residential Development Property	47,688	43,721

Total Property revenue	$232,534	$228,157

EXPENSE:
Office Property real estate taxes	$17,071	$17,102
Office Property operating expenses	41,864	40,530
Resort/Hotel Property expense	49,343	49,740
Residential Development Property expense	40,562	41,430

Total Property expense	$148,840	$148,802

Income from Property Operations	$83,694	$79,355

OTHER INCOME (EXPENSE):
Gain on joint venture of properties, net	—	100
Interest and other income	2,764	1,455
Corporate general and administrative	(6,917)	(6,090)
Interest expense	(45,008)	(43,208)
Amortization of deferred financing costs	(3,714)	(2,424)
Extinguishment of debt	(1,939)	—
Depreciation and amortization	(40,987)	(36,597)
Impairment charges related to real estate assets	—	(1,200)
Other expenses	(55)	(127)
Equity in net income (loss) of unconsolidated companies:
Office Properties	942	1,458
Resort/Hotel Properties	(231)	743
Residential Development Properties	87	970
Temperature-Controlled Logistics Properties	(901)	1,507
Other	(67)	(1,029)

Total other income (expense)	$(96,026)	$(84,442)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(12,332)	$(5,087)
Minority interests	1,699	1,425
Income tax benefit	1,613	2,528

LOSS BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(9,020)	$(1,134)
Income from discontinued operations, net of minority interests	597	2,092
Impairment charges related to real estate assets from discontinued operations, net of minority interests	(1,994)	(13,425)
Loss on real estate from discontinued operations, net of minority interests	(47)	(288)
Cumulative effect of a change in accounting principle, net of minority interests	(363)	—

NET LOSS	$(10,827)	$(12,755)
Series A Preferred Share distributions	(5,751)	(4,556)
Series B Preferred Share distributions	(2,019)	(2,019)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(18,597)	$(19,330)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.18)	$(0.07)
Income from discontinued operations, net of minority interests	0.01	0.02
Impairment charges related to real estate assets from discontinued operations, net of minority interests	(0.02)	(0.14)
Loss on real estate from discontinued operations, net of minority interests	—	—
Cumulative effect of a change in accounting principle, net of minority interests	—	—

Net loss available to common shareholders — basic	$(0.19)	$(0.19)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.18)	$(0.07)
Income from discontinued operations, net of minority interests	0.01	0.02
Impairment charges related to real estate assets from discontinued operations, net of minority interests	(0.02)	(0.14)
Loss on real estate from discontinued operations, net of minority interests	—	—
Cumulative effect of a change in accounting principle, net of minority interests	—	—

Net loss available to common shareholders — diluted	$(0.19)	$(0.19)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	98,992,934	99,217,542

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	98,992,934	99,217,542

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Funds From Operations
(dollar in thousands, except share data)

	For the three months
	ended March 31,
	(unaudited)
	2004	2004	2003	2003
	$	Per share	$	Per share
NET LOSS	(10,827)	(0.10)	(12,755)	(0.11)
ADJUSTMENTS:
Depreciation and amortization of real estate assets	38,041	0.33	36,301	0.31
Loss on property sales, net	56	—	226	—
Impairment charges related to real estate assets and assets held for sale	2,351	0.02	17,028	0.15
Adjustment for investments in unconsolidated companies:
Office Properties	2,408	0.02	2,822	0.02
Resort/Hotel Properties	—	—	394	—
Residential Development Properties	(577)	—	739	0.01
Temperature-Controlled Logistics Properties	5,795	0.05	5,510	0.05
Other	—	—	22	—
Unitholder minority interest	(1,938)	(0.02)	(2,295)	(0.02)
Series A Preferred Share distributions	(5,751)	(0.05)	(4,556)	(0.04)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)

FUNDS FROM OPERATIONS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS-diluted(A)	27,539	0.23	41,417	0.35

Impairment charges related to real estate assets	(2,351)	(0.02)	(17,028)	(0.15)

FUNDS FROM OPERATIONS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS-diluted(A)	25,188	0.21	24,389	0.20

INVESTMENT SEGMENTS:
Office Properties	67,972	0.58	71,935	0.61
Resort/Hotel Properties	13,030	0.11	15,631	0.13
Residential Development Properties	6,174	0.05	5,288	0.05
Temperature-Controlled Logistics Properties	4,894	0.04	7,017	0.06
OTHER:
Corporate general & administrative	(6,917)	(0.06)	(6,090)	(0.05)
Interest expense	(45,008)	(0.38)	(43,233)	(0.37)
Series A Preferred Share distributions	(5,751)	(0.05)	(4,556)	(0.04)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)
Other (B)	(4,836)	(0.04)	(2,556)	(0.02)

FUNDS FROM OPERATIONS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS-diluted(A)	27,539	0.23	41,417	0.35

Impairment charges related to real estate assets	(2,351)	(0.02)	(17,028)	(0.15)

FUNDS FROM OPERATIONS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS-diluted(A)	25,188	0.21	24,389	0.20

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	98,992,934		99,217,542
WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	117,279,520		116,974,303
DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375
SUPPLEMENTAL INFORMATION:
Rental income from straight-line rents	(2,817)		(813)
Temperature-controlled capital expenditures	(83)		(951)
Non Revenue-enhancing capital expenditures:
Resort/hotel property capital expenditures	(1,978)		(1,821)
Office property capital expenditures	(1,212)		(564)
Office property tenant improvement and leasing costs	(16,851)		(10,333)
Depreciation and amortization of non-real estate assets	2,464		2,471
Extinguishment of debt	1,939		—
Amortization of deferred financing costs	3,714		2,424
FAS 141 Fair Market Value Adjustments	242		—

(A)Funds from operations before impairment charges related to real estate assets - diluted, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is calculated on a diluted basis, which includes the effect of operating partnership unitholder minority interest. To calculate basic FFO per share, the Company excludes Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO before and after such impairments to GAAP net income is included on page 11 of this Supplemental Operating and Financial Data. FFO should not be considered an alternative to net income.

(B) Includes interest and other income, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2004
FFO	$163,750	to	$181,500
FFO per Share	$1.40	to	$1.55

	Low		High
Segment FFO
Office	$276,000	to	$280,000
Resort/Hotel	50,000	to	52,000
Residential Development	30,000	to	33,000
Temperature-Controlled Logistics	19,000	to	21,000

Total Segment FFO	$375,000		$386,000

Reinvestment of Cash Proceeds(1)	$10,000	to	$20,000
Business Initiatives(2)	$15,000	to	$25,000
Office Statistics
Same Store NOI Growth (GAAP)	(6.0%)	to	(3.0%)
Same Store Average Occupancy(3)	86%	to	87%
Resort/Hotel Statistics
Average Occupancy	69%	to	71%
Average Daily Rate Growth	3%	to	5%
Revenue per Available Room Growth	4%	to	6%
Residential Development Statistics
Crescent Resort Development
Unit Sales	70	to	80
Average Unit Price	$1,700	to	$1,800
Lot Sales	525	to	575
Average Price	$95	to	$105
Desert Mountain
Lot Sales	45	to	55
Average Price	$850	to	$950

	2nd Quarter 2004 (4)
	Low		High
FFO	$30,500	to	$33,000
FFO per Share	$0.26	to	$0.28

(1)	Assumes anticipated reinvestment of $261M during 2004 at an average return on equity of 8.0% to 12.0%.

(2)	Business Initiatives include investment land sales, additional termination fees above the $6.6M included in Office segment, and other income.

(3)	Changed from 84 — 85% due to a new method of calculation which excludes properties held for sale.

(4)	Assumes no speculative reinvestment income.

Reconciliation of FFO to Net Income

	Full Year 2004			2nd Quarter 2004
	$1.40	to	$1.55	$0.26	to	$0.28
FUNDS FROM OPERATIONS	$163,750		$181,500	$30,500		$33,000
ADJUSTMENTS:
Depreciation and amortization of real estate assets	(160,000)		(160,000)	(39,000)		(39,000)
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(7,500)		(7,500)	(2,000)		(2,000)
Residential Development properties	(900)		(900)	(200)		(200)
Temperature-controlled logistics properties	(22,000)		(22,000)	(5,500)		(5,500)
Unitholder minority interest	(2,500)		(5,100)	1,700		1,400
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME	$2,850		$18,000	($6,500)		($4,300)

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	117,280,000		117,280,000	117,280,000		117,280,000
LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING(1)	17,730,000		17,730,000	17,730,000		17,730,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	99,550,000		99,550,000	99,550,000		99,550,000

(1) Assumes 2 for 1 conversion of units to common shares

Earnings Sensitivities
Office: 1% change in average occupancy = 1.75 point change in same-store growth and $4,500 change in FFO.
Resort/Hotel: 5% change in occupancy = 5% change in RevPar and $3,600 change in FFO.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Sector Contribution
As of March 31, 2004

(1) Calculated as Net investment in real estate plus accumulated depreciation plus Investment in unconsolidated companies, or $4.4B.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Consolidated Debt Schedule
As of March 31, 2004
(dollars in thousands)

		Balance	Interest
		Outstanding at	Rate at
	Maximum	March 31,	March 31,		Maturity
Description	Borrowings	2004	2004		Date
Secured Fixed Rate Debt:
AEGON Partnership Note (Greenway Plaza)	$258,765	$258,765	7.53%		July 2009
LaSalle Note I (Fund I)	234,232	234,232	7.83		August 2027
JP Morgan Mortgage Note (Houston Center)	190,205	190,205	8.31		October 2016
LaSalle Note II (Fund II Defeasance)(1)	159,037	159,037	7.79		March 2006
Cigna Note (707 17th Street/Denver Marriott)	70,000	70,000	5.22		June 2010
Mass Mutual Note (3800 Hughes)(2)	38,700	38,700	7.75		August 2006
Bank of America Note (Colonnade)	38,000	38,000	5.53		May 2013
Metropolitan Life Note V (Datran Center)	37,344	37,344	8.49		December 2005
Allstate Note (3993 Hughes)(2)	26,058	26,058	6.65		September 2010
Northwestern Life Note (301 Congress)	26,000	26,000	4.94		November 2008
Metropolitan Life Note VI (3960 Hughes)(2)	24,629	24,629	7.71		October 2009
Northwestern Life II (3980 Hughes) (2)	10,595	10,595	7.40		July 2007
Woodmen of the World Note (Avallon IV)	8,500	8,500	8.20		April 2009
Nomura Funding VI Note (Canyon Ranch-Lenox)	7,806	7,806	10.07		July 2020
Construction, Acquisition and other obligations for various Crescent Resort Development, Inc. (“CRDI”) and Mira Vista projects	14,748	14,748	2.90 to 10.50		July 04 to Feb 09

Subtotal/Weighted Average	$1,144,619	$1,144,619	7.51%

Unsecured Fixed Rate Debt:
The 2009 Notes	$375,000	$375,000	9.25%		April 2009
The 2007 Notes	250,000	250,000	7.50		September 2007

Subtotal/Weighted Average	$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Bank of America Fund XII Term Loan (Fund XII)(3)	$275,000	$275,000	3.35%		January 2006
Deutsche Bank — CMBS Loan (Fund X/Spectrum)(4)	220,000	220,000	5.84		May 2004
Fleet Fund I Term Loan (Fund I)	160,000	160,000	4.63		May 2005
Fleet Term Loan (Distributions from Fund III, IV and V)	75,000	75,000	5.59		February 2007
National Bank of Arizona (Desert Mountain)	41,094	36,668	4.00 to 5.00		Nov 04 to Dec 05
FHI Finance Loan (Sonoma Mission Inn)	10,000	7,993	5.60		September 2009
The Rouse Company (Hughes Center undeveloped land)	7,500	7,500	5.00		December 2005
Wells Fargo Bank (3770 Hughes)	4,774	4,774	3.13		June 2004
Construction, Acquisition and other obligations for various Crescent Resort Development Inc. (“CRDI”) and Mira Vista projects	100,069	45,039	3.85 to 4.50		July 04 to Sep 08

Subtotal/Weighted Average	$893,437	$831,974	4.46%

Unsecured Variable Rate Debt:
Credit Facility	$400,000	$169,000 (5)	3.38%		May 2005

Subtotal/Weighted Average	$400,000	$169,000	3.38%

Total/Weighted Average	$3,063,056	$2,770,593	6.61	%(6)

Average remaining term					4.9 years

(1)	In December 2003, the Company defeased approximately $8.7 million of this loan to release one of the Funding II Properties securing the loan by purchasing $9.6 million in U.S. Treasuries and government sponsored agency securities to substitute as collateral. On January 15, 2004, the Company defeased approximately $150.7 million to release the remainder of the Funding II properties by purchasing $170.0 million in U.S. Treasuries and government sponsored agency securities. The earnings and principal maturity from these investments will pay the principal and interest associated with the LaSalle Note II.

(2)	Includes a portion of premiums of $8,545 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(3)	This loan has one one-year extension option.

(4)	On April 9, 2004, the Company elected the extension option on this facility to extend the maturity to May 2005. The facility has one remaining extension option.

(5)	Excludes Letters of Credit issued under the Facility of $7,583.

(6)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.70%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Consolidated Debt Breakdown
As of March 31, 2004
(dollar in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years(1)
Fixed Rate Debt	$1,769,619	64%	7.88%		7.9
Variable Rate Debt (2)	1,000,974	36%	4.12%		1.3

Total/Weighted Average	$2,770,593	100%	6.61	%(3)	4.9

(1)	Based on contractual maturity and does not take into account any extension options on Bank of America Fund XII term loan and Deutsche Bank — CMBS or expected early payment of LaSalle Note I, J.P. Morgan Mortgage Note, or the Nomura Funding VI Note.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $500 million of hedged variable-rate debt, are 82% and 18%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.70%.

Future Consolidated Debt Repayments(1)
As of March 31, 2004
(dollars in thousands)

	Secured	Unsecured		Total (2)
2004	274,484	—		274,484
2005	274,103	169,000	(3)	443,103
2006	487,263	—		487,263
2007	109,932	250,000		359,932
2008	47,321	—		47,321
Thereafter	783,490	375,000		1,158,490

	$1,976,593	$794,000		$2,770,593

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not take into account any extension options on Bank of America Fund XII term loan and Deutsche Bank — CMBS or expected early payment of LaSalle Note I, J.P. Morgan Mortgage Note, or the Nomura Funding VI Note.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Unconsolidated Debt Schedule
As of March 31, 2004
(dollar in thousands)

	Balance	Company’s Share
	Outstanding at	of Balance at	Interest Rate at	Maturity	Fixed/Variable
Description	March 31, 2004	March 31, 2004	March 31, 2004	Date	Secured/Unsecured
Temperature Controlled Logistics Segment:
Vornado Crescent Portland Partnership - 40% Company Goldman Sachs (1)	$492,997	$197,199	6.89%	5/11/2023	Fixed/Secured
Morgan Stanley (2)	253,957	101,583	4.04%	4/9/2009	Variable/Secured
Various Capital Leases	35,857	14,342	4.84 to 13.63%	6/1/2006 to 4/1/2017	Fixed/Secured
Various Mortgage Notes	3,050	1,220	7.00 to 12.88%	4/1/2004 to 4/1/2009	Fixed/Secured

	785,861	314,344

Office Segment:
Main Street Partners, L.P. - 50% Company (3)(4)	129,961	64,980	5.47%	12/1/2004	Variable/Secured
Crescent 5 Houston Center, L.P. - 25% Company	90,000	22,500	5.00%	10/1/2008	Fixed/Secured
Crescent Miami Center, LLC - 40% Company	81,000	32,400	5.04%	9/25/2007	Fixed/Secured
Crescent One BriarLake Plaza, L.P. - 30% Company	50,000	15,000	5.40%	11/1/2010	Fixed/Secured
Houston PT Four Westlake Park Office Limited Partnership - 20% Company	47,921	9,584	7.13%	8/1/2006	Fixed/Secured
Crescent Five Post Oak Park, L.P. - 30% Company	45,000	13,500	4.82%	1/1/2008	Fixed/Secured
Austin PT BK One Tower Office Limited Partnership - 20% Company	37,272	7,454	7.13%	8/1/2006	Fixed/Secured
Houston PT Three Westlake Park Office Limited Partnership - 20% Company	33,000	6,600	5.61%	9/1/2007	Fixed/Secured

	514,154	172,018

Residential Development Segment:
Blue River Land Company, L.L.C. - 50.0% Company (5)	4,714	2,357	4.10%	6/30/2004	Variable/Secured

Total Unconsolidated Debt	$1,304,729	$488,719

Fixed Rate/Weighted Average			6.63%	13.8 years
Variable Rate/Weighted Average			4.59%	3.3 years

Total Weighted Average			5.93%	10.2 years

(1)	URS Real Estate, L.P. and Americold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(2)	On February 5, 2004, the Temperature Controlled Logistics Corporation completed a mortgage financing with Morgan Stanley Mortgage Capital, Inc., secured by twenty-one of its owned and seven of its leased properties. The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54.4 million of the loan) and requires principal payments of $5.0 annually.

(3)	Senior Note — Note A: $81,827 at variable interest rate, LIBOR + 189 basis points, $4,813 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $24,067 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. Mezzanine Note — $19,254 at variable interest rate, LIBOR + 890 basis points with a LIBOR floor of 3.0%. Interest-rate cap agreement maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(4)	The Company and its joint venture partner obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(5)	The variable rate loan has an interest rate of LIBOR + 300 basis points. A fully consolidated entity of CRDI, of which CRDI owns 88.3%, provides an unconditional guarantee of up to 70% of the outstanding balance of up to a $9,000 loan to Blue River Land Company, L.L.C. There was approximately $4,714 outstanding at March 31, 2004 and the guarantee was $3,300.

Future Unconsolidated Debt Repayments
As of March 31, 2004
(dollars in thousands)

	Secured	Unsecured	Total
2004	$74,602	$—	$74,602
2005	8,544	—	8,544
2006	25,311	—	25,311
2007	48,180	—	48,180
2008	44,604	—	44,604
Thereafter	287,478	—	287,478

	$488,719	$—	$488,719

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Investment in Unconsolidated Companies
As of March 31, 2004
(dollar in thousands)

		Company’s
		Ownership as of
Entity	Classification	March 31, 2004
Main Street Partners, L.P.	Office (Bank One Center-Dallas)	50.00	%(1)
Crescent Miami Center, L.L.C	Office (Miami Center - Miami)	40.00	%(2)
Crescent Five Post Oak Park, L.P.	Office (Five Post Oak - Houston)	30.00	%(3)
Crescent One BriarLake Plaza, L.P.	Office (One BriarLake Plaza - Houston)	30.00	%(4)
Crescent 5 Houston Center, L.P.	Office (5 Houston Center-Houston)	25.00	%(5)
Austin PT BK One Tower Office Limited Partnership	Office (Bank One Tower-Austin)	20.00	%(6)
Houston PT Three Westlake Office Limited Partnership	Office (Three Westlake Park - Houston)	20.00	%(6)
Houston PT Four Westlake Office Limited Partnership	Office (Four Westlake Park-Houston)	20.00	%(6)
Vornado Crescent Carthage and KC Quarry, L.L.C.	Temperature-Controlled Logistics	56.00	%(7)
Vornado Crescent Portland Partnership	Temperature-Controlled Logistics	40.00	%(8)
Blue River Land Company, L.L.C.	Other	50.00	%(9)
Canyon Ranch Las Vegas, L.L.C.	Other	50.00	%(10)
EW Deer Valley, L.L.C.	Other	41.70	%(11)
CR License, L.L.C.	Other	30.00	%(12)
CR License II, L.L.C.	Other	30.00	%(13)
SunTX Fulcrum Fund, L.P.	Other	23.50	%(14)
SunTX Capital Partners, L.P.	Other	14.4	%(15)
G2 Opportunity Fund, L.P.	Other	12.50	%(16)

(1)	The remaining 50% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.

(2)	The remaining 60% interest in Crescent Miami Center, L.L.C. is owned by an affiliate of a fund managed by JP Morgan Fleming Asset Management, Inc.

(3)	The remaining 70% interest in Crescent Five Post Oak Park, L.P. is owned by an affiliate of General Electric Pension Fund Trust.

(4)	The remaining 70% interest in Crescent One BriarLake Plaza, L.P. is owned by affiliates of JP Morgan Fleming Asset Management, Inc.

(5)	The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Fleming Asset Management.

(6)	The remaining 80% interest in each of Austin PT BK One Tower Office Limited Partnership, Houston PT Three Westlake Office Limited Partnership and Houston PT Four Westlake Office Limited Partnership is owned by an affiliate of General Electric Pension Fund Trust.

(7)	The remaining 44% interest in Vornado Crescent Carthage and KC Quarry, L.L.C. is owned by Vornado Realty Trust, L.P.

(8)	The remaining 60% interest in Vornado Crescent Portland Partnership is owned by Vornado Realty Trust, L.P.

(9)	The remaining 50% interest in Blue River Land Company, L.L.C. is owned by parties unrelated to the Company.

(10)	Of the remaining 50% interest in Canyon Ranch Las Vegas, L.L.C, 35% is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties and 15% is owned by the Company through its investment in CR License II, L.L.C.

(11)	The remaining 58.3% interest in EW Deer Valley, L.L.C. is owned by parties unrelated to the Company. EW Deer Valley, L.L.C. was formed to acquire, hold and dispose of its 3.3% ownership interest in Empire Mountain Village, L.L.C.

(12)	The remaining 70% interest in CR License, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties.

(13)	The remaining 70% interest in CR License II, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties.

(14)	SunTX Fulcrum Fund, L.P.’s objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation. Of the remaining 76.5% of SunTx, 37.1% is owned by SunTX Capital Partners, L.P., and the remaining 39.4% is owned by a group of individuals unrelated to the Company.

(15)	The 85.6% remaining interest in SunTx Capital Partners, L.P. is owned by parties unrelated to the Company.

(16)	G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments. The remaining 87.5% interest in the G2 Opportunity Fund, L.P. (“G2”) is owned by Goff-Moore Strategic Partners, L.P. (“GMSPLP”), and by parties unrelated to the Company. G2 is managed and controlled by an entity that is owned equally by GMSPLP and GMAC Commercial Mortgage Corporation (“GMACCM”). GMSPLP consists of ownership by the Company’s Chairman of the Board and the Vice-Chairman and CEO.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Investment in Unconsolidated Companies
As of March 31, 2004
(dollars in thousands)

Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Other	Total
Real estate, net	$750,874	$1,172,980
Cash	24,344	20,501
Other assets	53,830	110,677

Total assets	$829,048	$1,304,158

Notes payable	$514,153	$785,861
Notes payable to the Company	—	—
Other liabilities	21,062	7,179
Equity	293,833	511,118

Total liabilities and equity	$829,048	$1,304,158

Company’s share of unconsolidated debt	$172,018	$314,344	$2,357	$488,719

Company’s investments in unconsolidated companies	$102,555	$212,392	$43,159	$358,106

Balance Sheet as of March 31, 2004 includes the following:

•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, L.L.C., Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P.; and

•	Temperature-Controlled Logistics — Includes Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.;

•	Other — Includes Manalapan Hotel Partners, L.L.C., CR License, L.L.C., CR License II, L.L.C., Canyon Ranch Las Vegas, L.L.C., SunTX Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., and EW Deer Valley, L.L.C.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Investment in Unconsolidated Companies
As of March 31, 2004
(dollars in thousands)

Summary Statement of Operations:

		Temperature-
		Controlled
	Office	Logistics	Other	Total
Total Revenues	$26,893	$30,433

Expenses:
Operating Expense	11,247	6,072
Interest Expense	6,305	12,512
Depreciation and amortization	5,551	14,610
Other (income) expense	—	(863)

Total Expenses	23,103	32,331

Net income, impairments and gain (loss) on real estate from discontinued operations	$3,790	$(1,898)

Company’s equity in net income (loss) of unconsolidated companies	$942	$(901)	$(211)	$(170)

Summary Statement of Operations for the three months ended March 31, 2004, includes the following:

•	Office – Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center L.L.C., Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza; and

•	Temperature-Controlled Logistics – Includes the operating results for Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.;

•	Other — Includes CR License, L.L.C., CR License II, L.L.C., Canyon Ranch Las Vegas L.L.C., SunTX Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company and EW Deer Valley L.L.C.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

PORTFOLIO DATA
Office

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Portfolio Breakdown
As of March 31, 2004

Geographic
(square feet)

Houston	11.2	million sf
Dallas	10.1	million sf
Denver	2.4	million sf
Austin	2.0	million sf
Miami	1.5	million sf
Las Vegas	1.0	million sf
Other (1)	2.5	million sf

	30.7	million sf

CBD vs. Suburban
(square feet)

CBD	12.8	million sf
Suburban	17.9	million sf

	30.7	million sf

(1) Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego and Irvine.

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Property Table(1)
As of March 31, 2004

						Weighted
						Average Full-
						Service
				Net Rentable	Economic	Rental Rate
	No. of		Year	Area	Occupancy	Per Occupied
State, City, Property	Properties	Submarket	Completed	(Sq. Ft.)	Percentage	Sq. Ft.(2)
Texas
Dallas
Bank One Center (3)	1	CBD	1987	1,530,957	80%	$22.13
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	92	32.82
Fountain Place	1	CBD	1986	1,200,266	96	21.29
Trammell Crow Center (4)	1	CBD	1984	1,128,331	89	25.60
Stemmons Place	1	Stemmons Freeway	1983	634,381	83	17.62
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	84	23.08
Waterside Commons	1	Las Colinas	1986	458,906	71	17.96
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	73 (5)	20.76
The Aberdeen	1	Quorum/Bent Tree	1986	320,629	100	19.03
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	84	22.07
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	88	21.29
Palisades Central II	1	Richardson	1985	237,731	81 (5)	20.63
The Addison	1	Quorum/Bent Tree	1981	215,016	99	23.76
Palisades Central I	1	Richardson	1980	180,503	71	19.68
Greenway II	1	Richardson	1985	154,329	100	16.65
Greenway I & IA	2	Richardson	1983	146,704	19 (5)	15.86

Subtotal/Weighted Average	18			9,124,401	85%	$23.28

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	94%	$18.49

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	86%	$21.51
Houston Center	4	CBD	1974-1983	2,955,146	90	21.81
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	91	19.59
Five Houston Center (6)	1	CBD	2002	580,875	94	31.21
Five Post Oak Park (7)	1	West Loop/Galleria	1986	567,396	85	20.86
Four Westlake Park (8)	1	Katy Freeway West	1992	561,065	100	23.07
BriarLake Plaza (9)	1	Westchase	2000	502,410	89	26.30
Three Westlake Park (8)	1	Katy Freeway West	1983	414,792	89	22.60

Subtotal/Weighted Average	22			11,209,495	89%	$22.21

Austin
816 Congress (10)	1	CBD	1984	433,024	66%	$22.65
301 Congress Avenue (11)	1	CBD	1986	418,338	59	25.47
Bank One Tower (8)	1	CBD	1974	389,503	90	24.67
Austin Centre	1	CBD	1986	343,664	68	21.88
The Avallon	3	Northwest	1993/1997	318,217	64 (5)	19.49
Barton Oaks Plaza One	1	Southwest	1986	98,955	98	24.32

Subtotal/Weighted Average	8			2,001,701	71%	$23.19

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	91%	$22.40
707 17th Street	1	CBD	1982	550,805	69	22.56
Regency Plaza	1	Denver Technology Center	1985	309,862	75	21.62
55 Madison	1	Cherry Creek	1982	137,176	82 (5)	19.83
The Citadel	1	Cherry Creek	1987	130,652	96	25.17
44 Cook	1	Cherry Creek	1984	124,174	86	21.47

Subtotal/Weighted Average	6			1,928,069	82%	$22.29

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	83%	$17.74

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Property Table(1)
As of March 31, 2004
(Continued)

							Weighted
							Average
							Full-Service
							Rental Rate
					Economic		Per
	No. of		Year	Net Rentable	Occupancy		Occupied
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Sq. Ft. (2)
Florida
Miami
Miami Center (12)	1	CBD	1983	782,211	96%		$30.32
Datran Center	2	South Dade/Kendall	1986/1988	476,412	88		26.19
The BAC — Colonnade Building	1	Coral Gables	1989	216,115	93		35.40

Subtotal/Weighted Average	4			1,474,738	93%		$29.80

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	85%		$23.58

New Mexico
Albuquerque
Albuquerque Plaza	1	CBD	1990	366,236	85%		$19.05

California
San Diego
Chancellor Park	1	University Town Centre	1988	195,733	79%		$29.50

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	90%		$27.88

Nevada
Las Vegas
Hughes Center (13)	7	Central East	1986 - 1999	1,024,966	93%		$31.77

Portfolio Excluding Held for Sale Properties	71			29,267,435	86	%(5)	$23.29	(14)

HELD FOR SALE PROPERTIES
Texas
Dallas
12404 Park Central	1	LBJ Freeway	1987	239,103	0%		$0.00
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	51		21.11
Liberty Plaza I & II	1	Quorum/Bent Tree	1981/1986	218,813	12		18.05
Addison Tower	1	Quorum/Bent Tree	1987	145,886	71		17.54
5050 Quorum	1	Quorum/Bent Tree	1981	133,799	54		18.79

Colorado
Denver
Ptarmigan Place	1	Cherry Creek	1984	418,630	63%		$19.48

Held for Sale Properties	6			1,389,774	42%		$19.32

TOTAL PORTFOLIO	77			30,657,209	84	%(15)	$23.20	(16)

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Property Table (1)
As of March 31, 2004
(continued)

(1)	Office Property Table data is presented at 100% without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Calculated in accordance with GAAP based on base rent payable as of March 31, 2004, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	The Company has a 49.5% limited partner interest and a 0.5% general partner interest in the partnership that owns Bank One Center.

(4)	The Company owns the principal economic interest in Trammell Crow Center through its ownership of fee simple title to the Property (subject to a ground lease and a leasehold estate regarding the building) and two mortgage notes encumbering the leasehold interests in the land and building.

(5)	Leases have been executed at certain Office Properties but had not commenced as of March 31, 2004. If such leases had commenced as of March 31, 2004, the percent leased for Office Properties excluding held for sale properties would have been 88%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: 125 E. John Carpenter Freeway — 83%, Palisades Central II — 87%, Greenway I & IA — 39%, The Avallon — 73% and 55 Madison — 88%.

(6)	The Company has a 0.1% general partner interest and a 24.9% limited partner interest in the partnership that owns Five Houston Center.

(7)	The Company has a 0.1% general partner interest and a 29.9% limited partner interest in the partnership that owns Five Post Oak Park.

(8)	The Company has a 0.1% general partner interest and a 19.9% limited partner interest in the partnerships that own Four Westlake Park, Three Westlake Park, and Bank One Tower.

(9)	The Company has a 0.1% general partner interest and a 29.9% limited partner interest in the partnership that owns BriarLake Plaza.

(10)	816 Congress was formerly known as Frost Bank Plaza.

(11)	The Company has a 1% general partner interest and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

(12)	The Company has a 40% member interest in the limited liability company that owns Miami Center.

(13)	Hughes Center consists of six wholly-owned office properties and one joint ventured office property in which the Company owns a 67% general partner interest.

(14)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties excluding held for sale properties as of March 31, 2004, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $23.11.

(15)	Leases have been executed at certain Office Properties but had not commenced as of March 31, 2004. If such leases had commenced as of March 31, 2004, the percent leased for all Office Properties would have been 86%.

(16)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for all Office Properties as of March 31, 2004, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $23.02.

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Unconsolidated Office Joint Venture Properties
As of March 31, 2004

			Economic
	Number of		Occupancy		Joint Venture	Crescent
Property (1)	Buildings	Market / Submarket	Percentage	Square Feet	Partner	Ownership %	Date of Joint Venture
Bank One Center	1	Dallas-CBD	80%	1,530,957	Trizec Properties	50%	October 22, 1997
Bank One Tower	1	Austin-CBD	90%	389,503	GE Pension	20%	July 30, 2001
BriarLake Plaza	1	Houston-Westchase	89%	502,410	JP Morgan Affiliate	30%	October 8, 2003
Five Houston Center	1	Houston-CBD	94%	580,875	JP Morgan Affiliate	25%	June 4, 2001
Five Post Oak Park	1	Houston-West Loop/Galleria	85%	567,396	GE Pension	30%	December 20, 2002
Four Westlake Park	1	Houston-Katy Freeway West	100%	561,065	GE Pension	20%	July 30, 2001
Miami Center	1	Miami-CBD	96%	782,211	JP Morgan Affiliate	40%	September 25, 2002
Three Westlake Park	1	Houston-Katy Freeway West	89%	414,792	GE Pension	20%	August 21, 2002

			89%	5,329,209		34%

(1) See Office Property Table on pages 22 — 24 for a description of the Company’s ownership interest in these properties.

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Leasing Statistics
As of March 31, 2004

Signed Renewal/Released Activity(1)

For the three months ended March 31, 2004

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	656,669	656,669	N/A
Weighted Average Full Service Rental Rate PSF (3)	$20.06	$23.95	(16%)
NOI Net Effective Rental Rate PSF (4)	$11.02	$14.87	(26%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Same Store Analysis (1)
As of March 31, 2004
(dollars in millions)

			For the three months ended March 31,
	2004		2003	% Change
Same-Store Revenues (2)	$133.0		$138.0	(3.6%)
Same-Store Expenses	$63.9		$66.4	3.6%

Total Operating Income	$69.1		$71.6	(3.6%)

GAAP Rent Adjustments	($3.4)		$0.1	(3500.0%)

Total Operating Income – Cash Basis	$65.7		$71.7	(8.5%)

QTD Average Occupancy	85.8%		86.0%	(0.2	)pts
Same-Store Square Footage	26.1	M
Number of Properties	59

(1)	Includes consolidated and unconsolidated office joint venture properties without giving effect to Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Capital Expenditures
As of March 31, 2004

Capitalized Property Improvements (1)

	Q1	Q4	Q3	Q2	Q1
	2004	2003	2003	2003	2003
Recurring Property Improvements:
$(in thousands)	$724	$2,492	$1,433	$2,108	$565
$Per Square Foot	$0.03	$0.10	$0.06	$0.09	$0.02
Non-Recurring Property Improvements: (2)
$(in thousands)	$2,003	$4,101	$1,983	$1,777	$1,646
$Per Square Foot	$0.08	$0.17	$0.08	$0.07	$0.07
Total Property Improvements:
$(in thousands)	$2,727	$6,593	$3,416	$3,885	$2,211
$Per Square Foot	$0.11	$0.27	$0.14	$0.16	$0.09

Tenant Improvements and Leasing Costs (3)

	Q1	Q4	Q3	Q2	Q1
	2004	2003	2003	2003	2003
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total Re-leased/Renewal Tenant Square Footage	656,669	1,540,126	1,270,682	572,245	598,183
Tenant Improvement Costs Per Square Foot Leased	$12.37	$14.54	$16.56	$9.19	$14.36
Leasing Costs Per Square Foot Leased	$6.40	$7.97	$9.19	$6.33	$7.42

Total Per Square Foot	$18.77	$22.51	$25.75	$15.52	$21.78

Average Lease Term (in years)	7.3	8.3	8.7	6.3	7.4
Total Per Square Foot Per Year	$2.57	$2.71	$2.96	$2.46	$2.94

Revenue Enhancing Tenant Improvements and Leasing Costs: (5)
Total New/Expansion Tenant Square Footage	302,231	587,397	348,988	394,340	154,449
Tenant Improvement Costs Per Square Foot Leased	$15.55	$26.08	$13.25	$23.48	$14.01
Leasing Costs Per Square Foot Leased	$6.79	$7.45	$10.42	$8.84	$9.42

Total Per Square Foot	$22.34	$33.53	$23.67	$32.32	$23.43

Average Lease Term (in years)	5.6	8.6	5.5	7.2	5.6
Total Per Square Foot Per Year	$3.99	$3.90	$4.30	$4.49	$4.18

Total Tenant Improvements and Leasing Costs:
Total Leased Square Footage	958,900	2,127,523	1,619,670	966,585	752,632
Tenant Improvements Cost Per Square Foot Leased	$13.37	$17.73	$15.85	$15.02	$14.29
Leasing Costs Per Square Foot Leased	$6.52	$7.83	$9.46	$7.35	$7.83

Total Per Square Foot	$19.89	$25.56	$25.31	$22.37	$22.12

Average Lease Term (in years)	6.8	8.4	8.0	6.7	7.0
Total Per Square Foot Per Year	$2.93	$3.04	$3.16	$3.34	$3.16

(1)	Reflects capitalized property improvements for consolidated office properties.

(2)	Enhancements/Additions to building infrastructure.

(3)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses 100% of Tenant Improvements and Leasing Costs committed without adjustments to give effect to Crescent’s ownership percentage in joint ventured properties.

(4)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement dates are more than twelve months from the end of the current reporting period.

(5)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Top 25 Office Customers (1)
As of March 31, 2004

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF	Occupied SF	(in millions) (2)	(in millions) (3)	Office Revenue
El Paso Energy	Energy	912,000	3.7%	$23.7	$23.7	4.6%
GSA	Government	726,000	3.0%	$14.4	$14.4	2.8%
BP Amoco Corporation	Energy	570,000	2.3%	$13.5	$2.7	0.5%
AIM Management Group, Inc.	Financial Services	554,000	2.3%	$11.2	$10.0	1.9%
Bank One Texas, NA	Financial Services	498,000	2.0%	$13.4	$7.2	1.4%
Carter & Burgess, Inc.	Professional Services	451,000	1.8%	$8.5	$8.5	1.6%
Lyondell Chemical Company	Manufacturing	367,000	1.5%	$8.0	$8.0	1.5%
Exxon Mobil Corporation	Energy	359,000	1.5%	$6.9	$5.1	1.0%
Hunt Consolidated, Inc.	Energy	328,000	1.3%	$7.9	$7.9	1.5%
Sprint Communications Company	Telecommunications	326,000	1.3%	$5.9	$5.9	1.1%
Yum! Restaurant Services Group, Inc.	Food Service	321,000	1.3%	$6.1	$6.1	1.2%
Occidental Oil and Gas Corporation	Energy	318,000	1.3%	$6.9	$6.9	1.3%
Jenkens and Gilchrist, P.C.	Professional Services	312,000	1.3%	$8.0	$5.8	1.1%
Apache Corporation	Energy	295,000	1.2%	$5.8	$5.8	1.1%
Enron Corporation	Energy	241,000	1.0%	$4.4	$4.4	0.9%
Stewart Information Services	Financial Services	240,000	1.0%	$4.4	$4.4	0.9%
Shell Oil Company	Energy	230,000	0.9%	$4.7	$4.7	0.9%
BMC Software, Inc.	Technology	227,000	0.9%	$4.6	$4.6	0.9%
CompUSA	Retail	205,000	0.8%	$4.9	$4.9	0.9%
Southwest Bank of Texas, N.A.	Financial Services	191,000	0.8%	$3.5	$1.3	0.3%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$3.4	$3.4	0.7%
Aetna Life Insurance Company	Financial Services	163,000	0.7%	$2.9	$2.9	0.6%
Baker & Botts	Professional Services	163,000	0.7%	$4.2	$4.2	0.8%
Johns Manville, Inc.	Manufacturing	162,000	0.7%	$3.6	$3.6	0.7%
TXU Energy Trading Company	Energy	158,000	0.6%	$3.2	$1.6	0.3%

		8,493,000	34.6%	$184.0	$158.0	30.6%

(1)	This schedule discloses 100% of square footage related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(3)	Reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer adjusted to give effect to Crescent’s actual ownership percentage in joint ventured properties.

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Customer Industry Diversification
As of March 31, 2004

Note: Based on square footage; information supplied to Crescent from its customers

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Lease Expirations
As of March 31, 2004

Total Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	3,055,068 (4)	(1,293,416)	1,761,652	(4) (5)	6.9%	$38,297,757	6.4%	$21.74	353
2005	3,044,880	(272,972)	2,771,908	(6)	10.8	64,287,620	10.8	23.19	315
2006	2,658,408	(187,007)	2,471,401		9.7	62,396,618	10.5	25.25	291
2007	3,079,479	157,764	3,237,243		12.6	74,983,190	12.6	23.16	257
2008	2,046,331	(53,363)	1,992,968		7.8	45,280,478	7.6	22.72	225
2009	2,253,168	132,652	2,385,820		9.3	55,387,755	9.3	23.22	146
2010	1,790,303	167,564	1,957,867		7.6	48,979,730	8.2	25.02	70
2011	1,290,203	32,685	1,322,888		5.2	32,636,997	5.5	24.67	53
2012	1,035,487	13,556	1,049,043		4.1	28,197,625	4.7	26.88	34
2013	1,549,733	(51,331)	1,498,402		5.9	33,771,307	5.7	22.54	42
2014 and thereafter	3,804,906	1,353,868	5,158,774		20.1	111,362,874	18.7	21.59	63

Total	25,607,966	—	25,607,966	(7)	100.0%	$595,581,951	100.0%	$23.26	1,849

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2004, leases totaling 1,729,499 square feet (including renewals of 1,293,416 square feet and new leases of 436,083 square feet) have been signed and will commence during 2004. These signed leases represent approximately 57% of gross square footage expiring during 2004.

(5)	Expirations by quarter are as follows: Q2: 848,599 Q3: 424,701 Q4: 488,352.

(6)	Expirations by quarter are as follows: Q1: 640,104 Q2: 760,382 Q3: 942,597 Q4: 428,825.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per 10 Year Expiration Report:	25,607,966
Non-revenue Generating Space:	259,882

Total Occupied Office SF:	25,867,848
Total Vacant SF:	4,789,361

Total Office NRA:	30,657,209

Crescent Rental Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Lease Expirations
As of March 31, 2004

Dallas Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	1,060,552 (4)	(543,214)	517,338	(4)(5)	6.5%	$12,021,563	6.5%	$23.24	95
2005	1,250,300	(236,734)	1,013,566	(6)	12.7	22,340,270	12.1	22.04	94
2006	724,548	(5,870)	718,678		9.0	18,082,111	9.8	25.16	58
2007	1,215,695	126,278	1,341,973		16.8	31,838,420	17.3	23.73	65
2008	619,557	(73,317)	546,240		6.8	12,272,147	6.7	22.47	65
2009	602,744	5,891	608,635		7.6	15,552,865	8.5	25.55	27
2010	696,249	104,259	800,508		10.0	20,802,604	11.3	25.99	20
2011	316,065	32,385	348,450		4.4	8,134,554	4.4	23.34	12
2012	199,574	—	199,574		2.5	4,425,910	2.4	22.18	12
2013	294,309	34,669	328,978		4.1	7,689,254	4.2	23.37	12
2014 and thereafter	1,025,878	555,653	1,581,531		19.6	30,880,090	16.8	19.53	17

Total	8,005,471	—	8,005,471		100.0%	$184,039,788	100.0%	$22.99	477

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2004, leases totaling 686,415 square feet (including renewals of 543,214 square feet and new leases of 143,201 square feet) have been signed and will commence during 2004. These signed leases represent approximately 65% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q2: 146,501 Q3: 213,026 Q4: 157,811.

(6)	Expirations by quarter are as follows: Q1: 187,224 Q2: 128,838 Q3: 551,378 Q4: 146,126.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Lease Expirations
As of March 31, 2004

Houston Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	995,428 (4)	(376,343)	619,085	(4)(5)	6.2%	$11,764,034	5.3%	$19.00	137
2005	627,646	(24,361)	603,285	(6)	6.1	13,543,681	6.1	22.45	96
2006	995,696	(190,097)	805,599		8.1	18,378,662	8.3	22.81	88
2007	1,168,072	13,188	1,181,260		11.9	25,402,991	11.4	21.50	80
2008	902,448	(28,334)	874,114		8.8	18,435,771	8.3	21.09	72
2009	900,142	57,731	957,873		9.7	19,621,005	8.8	20.48	44
2010	656,899	59,485	716,384		7.2	16,260,220	7.3	22.70	22
2011	639,136	300	639,436		6.4	14,666,763	6.6	22.94	19
2012	570,976	—	570,976		5.8	15,542,622	7.0	27.22	12
2013	483,258	—	483,258		4.9	12,277,898	5.5	25.41	11
2014 and thereafter	1,981,791	488,431	2,470,222		24.9	56,501,654	25.4	22.87	19

Total	9,921,492	—	9,921,492		100.0%	$222,395,301	100.0%	$22.42	600

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2004, leases totaling 530,668 square feet (including renewals of 376,343 square feet and new leases of 154,325 square feet) have been signed and will commence during 2004. These signed leases represent approximately 53% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q2: 350,330 Q3: 122,221 Q4: 146,534.

(6)	Expirations by quarter are as follows: Q1: 177,070 Q2: 133,268 Q3: 133,032 Q4: 159,915.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Lease Expirations
As of March 31, 2004

Austin Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	96,617 (4)	—	96,617	(4)(5)	7.1%	$2,110,983	6.7%	$21.85	31
2005	492,424	(3,820)	488,604	(6)	35.8	11,436,579	36.1	23.41	23
2006	208,127	(21,627)	186,500		13.6	5,290,707	16.7	28.37	18
2007	93,413	—	93,413		6.8	2,298,433	7.3	24.61	11
2008	74,153	21,627	95,780		7.0	2,092,497	6.6	21.85	17
2009	101,520	—	101,520		7.4	2,286,940	7.2	22.53	11
2010	55,696	3,820	59,516		4.4	1,162,208	3.7	19.53	9
2011	7,431	—	7,431		0.5	144,335	0.5	19.42	2
2012	—	—	—		0.0	0	0.0	0.00	0
2013	11,604	—	11,604		0.8	269,376	0.9	23.21	1
2014 and thereafter	225,573	—	225,573		16.6	4,622,606	14.3	20.49	3

Total	1,366,558	—	1,366,558		100.0%	$31,714,664	100.0%	$23.21	126

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2004, new leases totaling 58,901 square feet have been signed and will commence during 2004. These signed leases represent approximately 61% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q2: 47,882 Q3: 30,341 Q4: 18,394.

(6)	Expirations by quarter are as follows: Q1: 77,402 Q2: 349,844 Q3: 31,140 Q4: 30,218.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Lease Expirations
As of March 31, 2004

Denver Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	377,923 (4)	(184,554)	193,369	(4)(5)	10.6%	$4,027,444	10.3%	$20.83	24
2005	171,905	—	171,905	(6)	9.4	3,679,146	9.4	21.40	19
2006	105,913	(2,036)	103,877		5.7	2,615,690	6.7	25.18	21
2007	170,006	—	170,006		9.3	3,747,804	9.6	22.05	25
2008	113,670	9,605	123,275		6.8	2,494,844	6.4	20.24	20
2009	281,261	13,157	294,418		16.2	6,448,967	16.5	21.90	22
2010	118,933	—	118,933		6.5	3,092,828	7.9	26.00	6
2011	42,568	—	42,568		2.3	813,960	2.1	19.12	4
2012	81,137	—	81,137		4.5	1,978,668	5.1	24.39	2
2013	159,300	(86,000)	73,300		4.0	1,440,411	3.7	19.65	5
2014 and thereafter	197,913	249,828	447,741		24.7	8,809,377	22.3	19.68	9

Total	1,820,529	—	1,820,529		100.0%	$39,149,139	100.0%	$21.50	157

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2004, leases totaling 238,063 square feet (including renewals of 184,554 square feet and new leases of 53,509 square feet) have been signed and will commence during 2004. These signed leases represent approximately 63% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q2: 173,107 Q3: 5,100 Q4: 15,162.

(6)	Expirations by quarter are as follows: Q1: 131,168 Q2: 22,489 Q3: 13,956 Q4: 4,292.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Lease Expirations
As of March 31, 2004

Miami Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	186,912 (4)	(86,124)	100,788	(4)(5)	7.4%	$2,668,718	6.4%	$26.48	25
2005	199,456	(42,969)	156,487	(6)	11.4	4,687,260	11.2	29.95	38
2006	131,846	33,083	164,929		12.1	4,849,550	11.6	29.40	39
2007	129,253	(19,696)	109,557		8.0	3,191,140	7.6	29.13	27
2008	73,859	13,659	87,518		6.4	2,719,418	6.5	31.07	18
2009	194,032	28,535	222,567		16.3	6,286,341	15.0	28.24	20
2010	147,954	—	147,954		10.8	4,704,879	11.2	31.80	5
2011	106,759	—	106,759		7.8	3,761,751	9.0	35.24	6
2012	106,913	13,556	120,469		8.8	4,448,887	10.6	36.93	5
2013	44,295	—	44,295		3.2	1,461,059	3.5	32.98	3
2014 and thereafter	46,559	59,956	106,515		7.8	3,162,949	7.4	29.69	6

Total	1,367,838	—	1,367,838		100.0%	$41,941,952	100.0%	$30.66	192

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2004, leases totaling 91,330 square feet (including renewals of 86,124 square feet and new leases of 5,206 square feet) have been signed and will commence during 2004. These signed leases represent approximately 49% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q2: 48,261 Q3: 14,347 Q4: 38,180.

(6)	Expirations by quarter are as follows: Q1: 33,394 Q2: 22,954 Q3: 61,644 Q4: 38,495.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Lease Expirations
As of March 31, 2004

Las Vegas Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	71,985 (4)	(9,720)	62,265	(4)(5)	6.5%	$1,900,654	6.3%	$30.53	9
2005	145,533	4,695	150,228	(6)	15.8	4,768,234	15.7	31.74	24
2006	229,581	2,937	232,518		24.4	7,257,119	24.0	31.21	34
2007	94,375	2,088	96,463		10.1	2,832,673	9.4	29.37	18
2008	158,673	—	158,673		16.6	4,938,911	16.3	31.13	17
2009	77,689	—	77,689		8.1	2,459,450	8.1	31.66	6
2010	45,231	—	45,231		4.7	1,516,668	5.0	33.53	3
2011	98,108	—	98,108		10.3	3,542,426	11.7	36.11	3
2012	12,944	—	12,944		1.4	427,111	1.4	33.00	1
2013	16,474	—	16,474		1.7	545,365	1.8	33.10	2
2014 and thereafter	3,106	—	3,106		0.4	109,997	0.3	35.41	1

Total	953,699	—	953,699		100.0%	$30,298,608	100.0%	$31.77	118

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2004, leases totaling 18,898 square feet (including renewals of 9,720 square feet and new leases of 9,178 square feet) have been signed and will commence during 2004. These signed leases represent approximately 26% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q2: 46,536 Q3: 8,834 Q4: 6,895.

(6)	Expirations by quarter are as follows: Q1: 7,809 Q2: 16,843 Q3: 106,067 Q4: 19,509.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Office Lease Expirations
As of March 31, 2004

Other Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	265,651 (4)	(93,461)	172,190	(4)(5)	7.9%	$3,804,361	8.3%	$22.09	32
2005	157,616	30,217	187,833	(6)	8.7	3,832,450	8.3	20.40	21
2006	262,697	(3,397)	259,300		11.9	5,922,779	12.9	22.84	33
2007	208,665	35,906	244,571		11.3	5,671,729	12.3	23.19	31
2008	103,971	3,397	107,368		4.9	2,326,890	5.1	21.67	16
2009	95,780	27,338	123,118		5.7	2,732,187	5.9	22.19	16
2010	69,341	—	69,341		3.2	1,440,323	3.1	20.77	5
2011	80,136	—	80,136		3.7	1,573,208	3.4	19.63	7
2012	63,943	—	63,943		2.9	1,374,427	3.0	21.49	2
2013	540,493	—	540,493		24.9	10,087,944	21.9	18.66	8
2014 and thereafter	324,086	—	324,086		14.9	7,276,201	15.8	22.45	8

Total	2,172,379	—	2,172,379		100.0%	$46,042,499	100.0%	$21.19	179

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego and Irvine.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of March 31, 2004, leases totaling 105,224 square feet (including renewals of 93,461 square feet and new leases of 11,763 square feet) have been signed and will commence during 2004. These signed leases represent approximately 40% of gross square footage expiring during 2004.

(5)	Expirations by quarter are as follows: Q2: 35,982 Q3: 30,832 Q4: 105,376.

(6)	Expirations by quarter are as follows: Q1: 26,037 Q2: 86,146 Q3: 45,380 Q4: 30,270.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Acquisitions/Development/Dispositions
As of March 31, 2004

Acquisitions

			Square		Purchase	PSF Purchase
Property	CEI Ownership	Market	Feet	Date of Purchase	Price	Price	% Leased
Hughes Center	Various(1)	Las Vegas - Central East	1,024,966	Various(1)	$196.8 Million	$192	93%
Dupont Centre	100%	Irvine - John Wayne Airport	250,782	3/31/2004	$54.3 Million	$217	90%

(1)	Hughes Center consists of six wholly-owned office properties and one joint ventured office property. The Company acquired two wholly-owned office properties as of December 31, 2003. As of February 2004, the Company acquired (a) the remaining four wholly-owned properties and (b) a 67% general partner interest in the joint ventured property. Hughes Center is collectively considered stabilized, with an average occupancy of 93% upon acquisition. Total purchase price was $214.2 million, which includes $196.8 million related to office buildings and $17.4 million related to retail parcels.

Development

					Estimated			%
					Construction	In Place		Currently
		%	Square	Start	Completion	Development	Total Projected	Leased/
Project	Market	Ownership	Feet	Date	Date	Costs	Investment	Committed
Houston Center Shops -
Redevelopment	Houston-CBD	100%	190,729	2Q 2003	2Q 2004	$8.5 Million	$11.6 Million	67% / 70%

Dispositions

	CEI		Square	Date of	Gross Proceeds	Gross PSF	Net Proceeds	Net PSF	Gain/(Loss)
Property	Ownership	Market	Feet	Sale	to CEI	Sales Price	to CEI	Sales Price	to CEI (2)
1800 West Loop South	100%	Houston — West Loop/Galleria	399,777	3/23/2004	$29.4 Million	$73	$28.2 Million	$71	($16.2) Million
Liberty Plaza	100%	Dallas — Quorum/Bent Tree	218,813	4/13/2004	$11.2 Million	$51	$10.8 Million	$49	($4.5) Million

(2)	Includes previously recognized impairments.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating Data for the Quarter Ended March 31, 2004

Resort/Hotel Property Table(1)
As of March 31, 2004

				For the three months ended March 31,
								Revenue
				Average		Average		Per
				Occupancy		Daily		Available
		Year		Rate		Rate		Room/Guest Night
		Completed/
Resort/Hotel Property	Location	Renovated	Rooms	2004	2003	2004	2003	2004	2003
Upscale Business Class Hotels: (2)
Denver Marriott City Center	Denver, CO	1982/1994	613	68%	74%	$116	$121	$79	$89
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395	69	75	107	111	74	82
Omni Austin Hotel(3)	Austin, TX	1986	375	67	81	119	121	80	97
Renaissance Houston Hotel	Houston, TX	1975/2000	388	60	71	125	114	75	81

Total/Weighted Average			1,771	67%	75%	$116	$117	$77	$88

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275	77%	75%	$449	$471	$348	$352
Fairmont Sonoma Mission Inn & Spa(4)	Sonoma, CA	1927/1987/1997	228	36	46	185	220	66	101
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62	56	62	345	354	194	218

Total/Weighted Average			565	58%	62%	$373	$383	$218	$236

			Guest
Destination Fitness Resorts and Spas:			Nights

Canyon Ranch-Tucson	Tucson, AZ	1980	259(5)
Canyon Ranch-Lenox	Lenox, MA	1989	212(5)

Total/Weighted Average			471	82%	82%	$714	$675	$554	$530

Luxury and Destination Fitness Resorts Combined				69%	71%	$553	$534	$371	$370

Grand Total/Weighted Average for Resort/Hotel Properties			2,807	68%	73%	$282	$267	$189	$194

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Company has also entered into agreements with Ritz-Carlton Hotel Company, L.L.C. to develop the Ritz-Carlton hotel and residence project in Dallas, Texas upon reaching a specified level of pre-sales for the residences. The development plans include a Ritz-Carlton with approximately 216 hotel rooms and 70 residences. Construction on the development is anticipated to begin in the first quarter of 2005.

(3)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(4)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa. Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation is approximately 11.7 million, of which $9.5 million has been funded as of March 31, 2004. Completion of the renovation is expected in the second and third quarters of 2004.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating Data for the Quarter Ended March 31, 20004

Same-Store Analysis
March 31, 2004

Resorts (1)

	For the three months ended March 31,
	2004	2003	Percentage/Point Change
Same-Store NOI (in thousands)	$8,462	$8,819	(4)%
Weighted Average Occupancy	69%	71%	(2	)pt
Average Daily Rate	$553	$534	4%
Revenue per Available Room/Guest Night	$371	$370	—%

Business Class Hotels

	For the three months ended March 31,
	2004	2003	Percentage/Point Change
Same-Store NOI (in thousands)	$3,790	$5,133	(26)%
Weighted Average Occupancy	67%	75%	(8	)pt
Average Daily Rate	$116	$117	(1)%
Revenue per Available Room	$77	$88	(13)%

(1) Same-Store Analysis excludes the Ritz Carlton Palm Beach. On November 21, 2003, the Company sold its 50% interest in the property.

Crescent Real Estate Equities Company
Supplemental Operating Data for the Quarter Ended March 31, 20004

PORTFOLIO DATA
Residential Development

Crescent Real Estate Equities Company
Supplemental Operating Data for the Quarter Ended March 31, 2004

Residential Development Property Table
As of March 31, 2004
($ in thousands)

Crescent's
Preferred
		Return/		Product
Corporation / Project	Location	Ownership(1)		Type(2)
Desert Mountain Development Corporation
Desert Mountain(5)	Scottsdale, AZ	93%		SFB
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar	Lake Tahoe, CA	13%/57	%(6)	CO, TH, TSS
Old Greenwood — Lots	Lake Tahoe, CA	13%/71%		SFB
Old Greenwood — Fractional	Lake Tahoe, CA	13%/71%		TSS
Gray’s Crossing	Lake Tahoe, CA	13%/71%		SF, THB
Denver Development
Park Place at Riverfront Park	Denver, CO	12%/64%		COP
Park Tower at Riverfront Park	Denver, CO	12%/64%		COP
Creekside I at Riverfront Park	Denver, CO	12%/64%		COP
Brownstones (Phase I)	Denver, CO	12%/64%		THP
Delgany	Denver, CO	12%/64%		COP
Riverfront Park	Denver, CO	12%/64%		CO,THP
Downtown Acreage	Denver, CO	12%/64%		ACR
Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO	12%/64%		COS
Horizon Pass Townhomes	Bachelor Gulch, CO	12%/64%		THS
Hummingbird	Bachelor Gulch, CO	12%/64%		COS
Eagle Ranch	Eagle, CO	12%/60%		SFP
Cresta	Arrowhead, CO	12%/60%		THS
Main Street Station (Phase I)	Breckenridge, CO	12%/30	%(6)	COS
Main Street Station Buildings E and F	Breckenridge, CO	12%/30	%(6)	COS
Main Street Station Vacation Club	Breckenridge, CO	12%/30	%(6)	TSS
Riverbend	Charlotte, NC	12%/60%		SFP
Three Peaks	Silverthorne, CO	12%/30	%(6)	SFS
Mira Vista Development Corp.
Mira Vista	Fort Worth, TX	98%		SFP
Houston Area Development Corp.
Falcon Point	Houston TX	98%		SFP
Spring Lakes	Houston TX	98%		SFP

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Entire Project
									Proposed
								Average	Average
	Number	Planned			Under	Under	Physical	Sales Price	Sales Price
	of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining
	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/
Corporation / Project	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres(3)	Acres
Desert Mountain Development Corporation
Desert Mountain(5)	5	2,476	2,312	164	N/A	N/A	84	$540	$1,100
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar	12	1,800	0	1,800	100	1%	0	N/A	$1,710
Old Greenwood — Lots	3	104	88	16	0	N/A	11	$310	$600
Old Greenwood — Fractional	8	146.0	0.0	146.0	17.0	35%	0.0	N/A	$1,910
Gray’s Crossing	5	540	0	540	0	N/A	0	N/A	$270
Denver Development
Park Place at Riverfront Park	1	70	68	2	0	N/A	2	$430	$1,560
Park Tower at Riverfront Park	1	61	61	0	0	N/A	0	$740	$1,790
Creekside I at Riverfront Park	1	40	29	11	0	N/A	11	$330	$390
Brownstones (Phase I)	2	16	0	16	16	1%	0	N/A	$1,740
Delgany	2	44	0	44	44	15%	0	N/A	$650
Riverfront Park	13	859	0	859	0	N/A	0	N/A	$480
Downtown Acreage	1	17.5	8.0	9.5	0.0	N/A	9.5	$1,900	$2,520
Mountain and Other Development
Horizon Pass Lodge	2	31	0	31	31	64%	0	N/A	$2,240
Horizon Pass Townhomes	1	9	0	9	9	41%	0	N/A	$3,400
Hummingbird	3	40	0	40	40	1%	0	N/A	$2,440
Eagle Ranch	7	1,438	649	789	111	47%	45	$80	$80
Cresta	1	25	24	1	0	N/A	1	$1,950	$1,850
Main Street Station (Phase I)	1	82	82	0	0	N/A	0	$492	$380
Main Street Station Buildings E and F	4	74	0	74	0	N/A	0	N/A	$490
Main Street Station Vacation Club	2	42.0	27.2	14.8	0.0	N/A	14.8	$1,190	$1,260
Riverbend	3	650	343	307	0	N/A	0	$30	$40
Three Peaks	3	391	192	199	0	N/A	61	$260	$200
Mira Vista Development Corp.
Mira Vista	1	740	725	15	0	N/A	15	$100	$100
Houston Area Development Corp.
Falcon Point	2	527	470	57	0	N/A	57	$40	$40
Spring Lakes	3	464	378	86	48	60%	38	$40	$40

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2004 Guidance [A]
	Expected			Pre-Sold	Expected	Closed
	Sales	Closed	Remaining	Remaining	Average	Average
	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Acres	Acres	Acres	Acres(4)	Price	Price
Desert Mountain Development Corporation
Desert Mountain(5)	49	16	33	12	$950	$950
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar	0	0	0	81	—	—
Old Greenwood — Lots	23	12	11	2	$510	$380
Old Greenwood — Fractional	12.6	0.0	12.6	4.2	$2,000	—
Gray’s Crossing	90	0	90	0	$180	—
Denver Development
Park Place at Riverfront Park	2	0	2	1	$1,560	—
Park Tower at Riverfront Park	1	1	0	0	$1,790	$1,790
Creekside I at Riverfront Park	14	3	11	1	$390	$390
Brownstones (Phase I)	0	0	0	5	—	—
Delgany	0	0	0	16	—	—
Riverfront Park	0	0	0	0	—	—
Downtown Acreage	9.5	0.0	9.5	1.4	$2,520	—
Mountain and Other Development
Horizon Pass Lodge	26	0	26	25	$2,050	—
Horizon Pass Townhomes	9	0	9	9	$3,400	—
Hummingbird	0	0	0	26	$2,420	—
Eagle Ranch	279	6	273	28	$60	$130
Cresta	3	2	1	1	$1,850	$1,850
Main Street Station (Phase I)	1	1	0	0	$380	$380
Main Street Station Buildings E and F	0	0	0	0	—	—
Main Street Station Vacation Club	3.9	0.6	3.4	0.2	$1,230	$1,410
Riverbend	97	8	89	60	$30	$30
Three Peaks	73	1	72	5	$150	$180
Mira Vista Development Corp.
Mira Vista	15	3	12	12	$100	$140
Houston Area Development Corp.
Falcon Point	47	2	45	18	$40	$40
Spring Lakes	44	14	30	1	$40	$40

[A]	2004 Guidance presented here is Management’s full year estimates based on information provided by managing partners at each of the projects and represents the mid-point of the Guidance disclosed on page 12 of the Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to March 31, 2004 or under contract as of April 30, 2004.

(5)	Average Sales Price includes golf membership, which as of March 31, 2004 is $0.3 million.

(6)	A joint venture partner participates in this project.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Statistics
As of March 31, 2004

Crescent Resort Development

	For the three months ended March 31,
	2004	2003
Residential Lot Sales	27	8
Residential Unit Sales:
Townhome Sales	2	—
Single-Family Home Sales	—	—
Condominium Sales	5	15
Residential Equivalent Timeshare Unit Sales	0.55	2
Commercial Land Sales	—	—
Average Sales Price per Residential Lot	$212,000	$30,000
Average Sales Price per Residential Unit	$1.0 million	$1.0 million
Average Sales Price per Residential Equivalent Timeshare Unit	$1.4 million	$1.4 million

Desert Mountain

	For the three months ended March 31,
	2004	2003
Residential Lot Sales	16	13
Average Sales Price per Lot(1)	$948,000	$695,000

(1) Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Residential Development Net Present Valuation
($ in thousands)

	Crescent's				Proposed		Estimated	Number of	Estimated
	Preferred Return/		Planned		Avg Sales	Product	Discount	Years Until	Discounted
	Ownership(1)		Sales	Remaining	Price(2)	Type(3)	Rate(4)	Sellout	NPV(5)
			(Lots/Units/Acres)	(Lots/Units/Acres)
Desert Mountain	93%		2,476	164	$1,100	SFB	12%	5	$165,000	(7)
Crescent Resort Development, Inc.
Tahoe Mountain Resorts:
Northstar	13%/57	%(8)	1,800	1,800	$1,710	CO, TH, TSS	12%	12	135,000
Old Greenwood	13%/71%		250	157	$1,780	SF,TSB	12%	8	50,000
Gray’s Crossing	13%/71%		540	540	$270	SF, THB	12%	5	47,000
Tahoe Mountain Club	13%/71%		N/A	N/A	N/A	N/A	N/A	N/A	43,000	(9)

Subtotal- Tahoe Mountain Resorts			2,590	2,497					$275,000
Denver Development:
Park Place at Riverfront Park	12% / 64%		70	2	$1,560	COP	12%	1	2,000
Creekside I at Riverfront Park	12% / 64%		40	11	$390	COP	12%	1	4,000
Riverfront Park(10)	12% / 64%		919	919	$480	CO,THP	12%	13	40,000
Downtown Acreage	12% / 64%		17	9	$2,520	ACR		1	17,000	(9)
Riverfront Park Commercial	12% / 64%		N/A	N/A	N/A	N/A	N/A	N/A	9,000

Subtotal- Denver Development			1,046	941					$72,000
Mountain Development:
Horizon Pass Lodge	12%/64%		31	31	$2,240	COS	12%	2	15,000
Horizon Pass Townhomes	12%/64%		9	9	$3,400	THS	12%	1	7,000
Hummingbird	12%/64%		40	40	$2,440	COS	12%	3	19,000
Eagle Ranch	12%/60%		1,438	789	$80	SFP	12%	7	18,000
Cresta	12%/60%		25	1	$1,850	THS	12%	1	2,000
Main Street Station- Bldgs. E/F	12%/30	%(8)	74	74	$490	COS	12%	4	3,000
Main Street Station Vacation Club	12%/30	%(8)	42	15	$1,260	TSS	12%	2	2,000
Main Street Commercial	12%/30	%(8)	N/A	N/A	N/A	N/A	N/A	N/A	2,000	(9)
Riverbend	12%/60%		650	307	$40	SFP	12%	3	3,000
Three Peaks	12%/30	%(8)	391	199	$200	SFS	12%	3	6,000
Other			N/A	N/A					6,000

Subtotal- Mountain Development			2,700	1,465					$83,000
Other Residential Investments	98% - 100%		1,731	1,573					$32,000	(9)

Total			10,543	6,640					$627,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Estimated Cash Flow to Crescent [A](6)
	2004	2005	2006	2007	2008	Thereafter

Desert Mountain	$21,000	$4,000	$29,000	$38,000	$13,000	$182,000
Crescent Resort Development, Inc.
Tahoe Mountain Resorts:
Northstar	—	33,000	34,000	31,000	37,000	201,000
Old Greenwood	18,000	9,000	10,000	10,000	6,000	23,000
Gray’s Crossing	19,000	16,000	16,000	17,000	9,000	—
Tahoe Mountain Club	—	—	—	—	6,000	58,000

Subtotal- Tahoe Mountain Resorts	$37,000	$58,000	$60,000	$58,000	$58,000	$282,000
Denver Development:
Park Place at Riverfront Park	2,000	—	—	—	—	—
Creekside I at Riverfront Park	4,000	—	—	—	—	—
Riverfront Park(10)	1,000	30,000	10,000	2,000	9,000	46,000
Downtown Acreage	17,000	—	—	—	—	—
Riverfront Park Commercial	3,000	—	1,000	1,000	1,000	10,000

Subtotal- Denver Development	$27,000	$30,000	$11,000	$3,000	$10,000	$56,000
Mountain Development:
Horizon Pass Lodge	12,000	5,000	—	—	—	—
Horizon Pass Townhomes	8,000	—	—	—	—	—
Hummingbird	4,000	20,000	1,000	—	—	—
Eagle Ranch	—	—	7,000	4,000	10,000	10,000
Cresta	4,000	—	—	—	—	—
Main Street Station- Bldgs. E/F	—	—	3,000	3,000	—	—
Main Street Station Vacation Club	1,000	5,000	—	—	—	—
Main Street Commercial	2,000	—	—	—	—	—
Riverbend	—	1,000	4,000	—	—	—
Three Peaks	3,000	3,000	3,000	—	—	—
Other	1,000	—	23,000	—	—	—

Subtotal- Mountain Development	$35,000	$34,000	$41,000	$7,000	$10,000	$10,000
Other Residential Investments	$3,000	$3,000	$9,000	$—	$—	$—

Total	$123,000	$129,000	$150,000	$106,000	$91,000	$530,000

[A]	Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	Based on lots, units, and acres remaining to be sold.

(3)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence).

(4)	This discount rate falls within an industry standard range.

(5)	NPV represents discounted value of future cash inflows to Crescent and cash invested by Crescent for future development.

(6)	Estimated cash flow to Crescent for 2004 through thereafter represents cash flows to Crescent from each project after third-party debt repayments ($96.5 million as of March 31, 2004). In order for Crescent to generate these estimated cash flows, Crescent will invest approximately $100 to $110 million over the next three years.

(7)	This value includes an approximate $90 million for the Desert Mountain Club assets, which represents 6 18-hole golf courses with adjacent clubhouses and other amenities.

(8)	A joint venture partner participates in this project.

(9)	Represents Crescent’s estimate of fair value for the assets, net of debt.

(10)	Includes Brownstones (Phase I) and Delgany.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Residential Development Performance
As of March 31, 2004
($ in thousands)

	History
	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Crescent’s Net Equity in Development Real Estate(1)	$14,000	$22,000	$37,000	$218,000	$202,000	$196,000	$241,000	$288,000	$352,000	$338,000
Club Assets, Net(2)	—	—	—	100,000	88,000	83,000	64,000	84,000	124,000	141,000

Crescent’s Ending Equity Book Value(3)	$14,000	$22,000	$37,000	$318,000	$290,000	$279,000	$305,000	$372,000	$476,000	$479,000
Sales Statistics for Projects
Lots	280	150	123	1,040	2,030	2,971	2,825	2,202	1,818	1,842
Units	—	—	—	44	25	67	50	120	257	86
Timeshare units	—	—	—	—	32	6	—	11	12	4

Number of Lots and Units Sold	280	150	123	1,084	2,087	3,044	2,875	2,333	2,087	1,932
Parcel Sales (acres)	—	—	—	31	205	76	124	94	157	88
Gross Revenue Generated (4)	$25,000	$13,000	$11,000	$213,000	$285,000	$452,000	$411,000	$370,000	$429,000	$271,000
Crescent’s FFO
Crescent Resort Development, Inc.	$—	$—	$1,000	$4,000	$5,000	$10,000	$13,000	$16,000	$11,000	$10,000
Desert Mountain Development Corporation	—	—	—	12,000	32,000	39,000	35,000	8,000	9,000	11,000
Woodlands Land Company, Inc.	—	—	—	2,000	14,000	15,000	23,000	26,000	28,000	65,000
Other Residential Developments	4,000	10,000	5,000	8,000	8,000	11,000	8,000	4,000	3,000	2,000

Total FFO(5)	$4,000	$10,000	$6,000	$26,000	$59,000	$75,000	$79,000	$54,000	$51,000	$88,000
FFO Margin(6)(7)	16%	77%	55%	12%	21%	17%	19%	15%	12%	32%
FFO Return on Equity in Development Real Estate(7)(8)	29%	56%	20%	20%	28%	38%	36%	20%	16%	26%
FFO Return on Ending Equity Book Value(7)(8)	29%	56%	20%	15%	19%	26%	27%	16%	12%	18%
Crescent’s Cash
Total Cash Received by Crescent(9)	$1,000	$—	$10,000	$17,000	$118,000	$108,000	$130,000	$65,000	$95,000	$220,000
Less: FFO Generated	4,000	10,000	6,000	26,000	59,000	75,000	79,000	54,000	51,000	88,000

Cash Received in Excess of FFO	$(3,000)	$(10,000)	$4,000	$(9,000)	$59,000	$33,000	$51,000	$11,000	$44,000	$132,000
Cash Margin(7)(10)	4%	0%	91%	8%	41%	24%	32%	18%	22%	81%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	5 Year Projection [A]
	2004	2005	2006	2007	2008
Crescent’s Net Equity in Development Real Estate(1)	$316,000	$256,000	$155,000	$98,000	$52,000
Club Assets, Net(2)	160,000	173,000	178,000	175,000	172,000

Crescent’s Ending Equity Book Value(3)	$476,000	$429,000	$333,000	$273,000	$224,000
Sales Statistics for Projects
Lots	717	402	454	198	150
Units	56	261	262	288	234
Timeshare units	17	32	20	20	19

Number of Lots and Units Sold	790	695	736	506	403
Parcel Sales (acres)	9	—	98	—	—
Gross Revenue Generated (4)	$266,000	$497,000	$457,000	$431,000	$403,000
Crescent’s FFO
Crescent Resort Development, Inc.	$15,000	$34,000	$25,000	$24,000	$24,000
Desert Mountain Development Corporation	15,000	14,000	18,000	15,000	6,000
Woodlands Land Company, Inc.	—	—	—	—	—
Other Residential Developments	3,000	—	1,000	—	—

Total FFO(5)	$33,000	$48,000	$44,000	$39,000	$30,000
FFO Margin(6)(7)	12%	10%	10%	9%	7%
FFO Return on Equity in Development Real Estate(7)(8)	21%	17%	21%	31%	40%
FFO Return on Ending Equity Book Value(7)(8)	14%	11%	12%	13%	12%
Crescent’s Cash
Total Cash Received by Crescent(9)	$123,000	$129,000	$150,000	$106,000	$91,000
Less: FFO Generated	33,000	48,000	44,000	39,000	30,000

Cash Received in Excess of FFO	$90,000	$81,000	$106,000	$67,000	$61,000
Cash Margin(7)(10)	46%	26%	33%	25%	23%

[A]	Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Represents Crescent’s Ending Equity Book Value less Club Assets, net.

(2)	Includes club houses, golf courses, restaurants, intangible assets and associated property level financing, other liabilities and minority interest.

(3)	Refer to page 48 of the 1st Quarter 2004 Supplemental Operating and Financial Data for the calculation of net equity book value.

(4)	Represents 100% of product revenue for all projects (prior to minority interest to partners).

(5)	FFO is a supplemental non-GAAP measurement used in the real estate industry to measure and compare operating performance of real estate companies. A reconciliation of the Company’s FFO to GAAP net income is included in the financial statements accompanying the 1st quarter earnings press release and the 1st Quarter Supplemental Operating and Financial Data.

(6)	Calculated as Total FFO divided by Gross Revenue Generated.

(7)	2003 FFO margin is 13%, FFO Return on Equity in Development Real Estate is 10%, FFO Return on Equity Book Value is 7% and Cash Margin is 39% when excluding FFO and cash from gain on sale of Woodlands Land Company, Inc.

(8)	Calculated as FFO divided by an average equity balance (prior year ending plus current year ending equity / 2).

(9)	Represents all cash distributed from the residential development entities to Crescent (includes return of investment and return on investment).

(10)	Calculated as Total Cash Received by Crescent divided by Gross Revenue Generated.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Residential Development Net Equity Book Value by Project
As of March 31, 2004
($ in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other	Developments
Assets	$183,300	$79,000	$164,900	$427,200	$282,500	$47,700	$757,400
Property Level Financing	(300)	(14,100)	(44,900)	(59,300)	(36,700)	(500)	(96,500)
Other Liabilities	(12,100)	(4,200)	(20,600)	(36,900)	(91,200)	(15,100)	(143,200)
Minority Interest	(400)	(200)	(11,900)	(12,500)	(16,400)	(900)	(29,800)

Net Equity Book Value	$170,500	$60,500	$87,500	$318,500	$138,200	$31,200	$487,900

Club Assets, net(1)	$24,500	$—	$—	$24,500	$99,500	$13,500	$137,500
Net Equity in Development Real Estate	$146,000	$60,400	$87,500	$293,900	$38,700	$17,700	$350,300

(1)	Includes club houses, golf courses, restaurants, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Temperature-Controlled Logistics
As of March 31, 2004
(in thousands)

Temperature-Controlled Logistics (Landlord)
Property Table

		Total Cubic	Total			Total Cubic	Total
	Number of	Footage	Square feet		Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)	State	Properties(1)	(in millions)	(in millions)
Alabama	4	10.7	0.4	Missouri	2	46.8	2.8
Arizona	1	2.9	0.1	Nebraska	2	4.4	0.2
Arkansas	6	33.1	1.0	New York	1	11.8	0.4
California	7	25.1	0.9	North Carolina	3	10.0	0.4
Colorado	1	2.8	0.1	Ohio	1	5.5	0.2
Florida	5	6.5	0.3	Oklahoma	2	2.1	0.1
Georgia	8	49.5	1.7	Oregon	6	40.4	1.7
Idaho	2	18.7	0.8	Pennsylvania	2	27.4	0.9
Illinois	2	11.6	0.4	South Carolina	1	1.6	0.1
Indiana	1	9.1	0.3	South Dakota	1	2.9	0.1
Iowa	2	12.5	0.5	Tennessee	3	10.6	0.4
Kansas	2	5.0	0.2	Texas	2	6.6	0.2
Kentucky	1	2.7	0.1	Utah	1	8.6	0.4
Maine	1	1.8	0.1	Virginia	2	8.7	0.3
Massachusetts	5	10.5	0.5	Washington	6	28.7	1.1
Mississippi	1	4.7	0.2	Wisconsin	3	17.4	0.6

				TOTAL	87	440.7	17.5 (2)

(1)As of March 31, 2004, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation (TCLC), which directly or indirectly owns the 87 Temperature-Controlled Logistics Properties. The business operations associated with the Temperature-Controlled Logistics properties are owned by AmeriCold Logistics, in which the Company has no interest. TCLC (landlord) is entitled to receive lease payments from AmeriCold Logistics (tenant).

(2)As of March 31, 2004, Americold Logistics operated 102 temperature-controlled logistics properties with an aggregate of approximately 545.5 million cubic feet (20.8 million square feet) of warehouse space.

	For the three months ended March 31,
	2004	2003
Crescent’s FFO (1)	$4,894	$7,017

(1)Decline in FFO due to ($1.1) million decrease in rent revenue and ($1.0) million increase in interest expense associated with the Morgan Stanley financing and prepayment penalty of John Hancock note.

AmeriCold Logistics Summary Operating Income Statement
(Tenant & Operator of Above Properties)

	For the three months ended March 31,
	2004	2003	% Change
Revenue	$170,237	$159,722
Expenses	143,411	128,559

Net income (before rent expense) (1) (2)	$26,826	$31,163	-13.9%

Average Occupancy for all Leased Facilities	69%	75%
Facilities Operated by AmeriCold Logistics	102	101
Facilities Leased to AmeriCold Logistics by TCLC	87	88

(1) Net income is calculated as Operating Income before rent expense of $39,070 and $38,013 for the three months ended March 31, 2004 and 2003, respectively. Net loss including rent expense was ($12,244) and ($6,850) for the three months ended March 31, 2004

(2) Decline in net income primarily due to start up costs associated with preparing warehouses for new customer business, and occupancy declines associated with reduced inventory levels by several customers primarily at the Carthage facility.

Crescent Real Estate Equities Company
Supplemental Operating Data for the Quarter Ended March 31, 20004

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating Data for the Quarter Ended March 31, 20004

Equity Research Coverage

Banc of America Securities
Dan Oppenheim
212.847.5733

BB&T Capital Markets
Stephanie Krewson
Keith Pomroy
804.782.8784
804.787.8221

Bear Stearns
Ross Smotrich
Michael Marron
212.272.8046
212.272.7424

CS First Boston
212.325.2000

Friedman Billings Ramsey
David Loeb
Gustavo Sarago
703.469.1289
703.469.1042

Merrill Lynch
Steve Sakwa
Brian Legg
212.449.0335
212.449.1153

Morgan Stanley
Greg Whyte
David Cohen
212.761.6331
212.761.8564

RBC Capital Markets
Jay Leupp
David Copp
415.633.8588
415.633.8558

Smith Barney Citigroup
Jonathan Litt
Gary Boston
212.816.0231
212.816.1383

Stifel, Nicolaus
John Roberts
502.420.3203

Investor Relations

Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Ste 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Keira Moody	Jennifer Terrell	Karla Anderson
Vice President Investor Relations	Investor and Media	Investor Relations
and Corporate Communications	Relations Manager	Coordinator
Phone: 817.321.1412	Phone: 817.321.1464	Phone: 817.321.1478
Fax: 817.321.2060	Fax: 817.321.2060	Fax: 817.321.2060
Kmoody@crescent.com	Jterrell@crescent.com	Kanderson@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating Data for the Quarter Ended March 31, 20004